SECOND AMENDMENT TO LOAN AGREEMENT

     THIS SECOND AMENDMENT TO Loan Agreement is made this 26the day of March, 1999, by and among AARICA HOLDINGS, INC., a Texas corporation (hereinafter called "Borrower"), and CAROL KOLOZS (hereinafter called "Guarantor"), and ROBERT E. SCHMIDT, JR., (hereinafter called the "Lender").
WHEREAS Borrower, Guarantor and Lender entered in to that certain loan agreement dated March 8, 1999 (the "Agreement") as amended March 23, 1999 and wish to further amend the Agreement in the manner provided herein.

NOW, THEREFORE, in consideration of the premises herein contained, ten dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Agreement be further amended as follows:

ARTICLE V is deleted in its entirety and the following substituted therefor:

         "Borrower is making a private offering of its common stock pursuant to a Confidential Private Placement Memorandum attached hereto as Exhibit B (the "Memorandum"). Lender shall have the right, but not the obligation, to convert any unpaid principal and/or interest on the Original Loan to common stock of the Borrower at eighty percent (80%) of the offering price of Borrower's common stock as set forth in the Memorandum. Lender shall not convert the principal and interest on the Original Loan until the Borrower has finally closed its private offering. Borrower and Guarantor agree that no material changes will be made to the terms of the Offering without the written approval of Lender."

         Except as modified by this Amendment, the Agreement and the First Amendment thereto shall remain unchanged and in full force and effect, and the parties reaffirm and ratify their respective obligations thereunder.

         The recitals hereto, which the parties acknowledge are true and correct, are hereby incorporated herein by reference. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors, grantees, heirs, and assigns. This amendment shall be construed and interpreted in accordance with, and governed by, the laws of the State of Florida.

     GUARANTOR:                                     BORROWER:
                                                 a Texas Corporation

     s/ Carol Kolozs

     Carol Kolozs                                    By: Carol Kolozs

                                                   Carol Kolozs, President

                                                    LENDER:



                                                   /s/ Robert E. Schmidt, Jr.
                                                   -------------------------
                                                     Robert E. Schmidt, Jr.



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